Statutory Prospectus Supplement dated March 30, 2020
The purpose of this supplement is to provide you with changes to the current Statutory Prospectus for the Funds listed below:
Invesco Oppenheimer V.I. Capital Appreciation Fund	Invesco Oppenheimer V.I. International Growth Fund
Invesco Oppenheimer V.I. Conservative Balanced Fund	Invesco Oppenheimer V.I. Main Street Fund®
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund	Invesco Oppenheimer V.I. Main Street Small Cap Fund®
Invesco Oppenheimer V.I. Global Fund	Invesco Oppenheimer V.I. Total Return Bond Fund
Invesco Oppenheimer V.I. Global Strategic Income Fund
This supplement amends the Statutory Prospectus for each of the above referenced funds (the “Funds”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Statutory Prospectus and retain it for future reference.
The following information replaces in its entirety the last paragraph appearing under the heading “Other Information – Pricing of Shares – Determination of Net Asset Value (NAV)” in the prospectus for each Fund:
Open-end Funds. If the Fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing Fund will calculate its NAV using the NAV of the underlying fund in which it invests. The Fund discloses portfolio holdings at different times to insurance companies issuing variable products that invest in the Fund, and in annual and semi-annual shareholder reports. Refer to such reports to determine the types of securities in which the Fund has invested. You may also refer to the SAI to determine what types of securities in which the Fund may invest. You may obtain copies of these reports or of the SAI from the insurance company that issued your variable product, or from the Adviser as described on the back cover of this prospectus.
The Fund generally determines the net asset value of its shares on each day the NYSE is open for trading (a business day) as of approximately 4:00 p.m. Eastern Time (the customary close of regular trading) or earlier in the case of a scheduled early close. In the event of an unscheduled early close of the NYSE, the Fund generally still will determine the net asset value of its shares as of 4:00 p.m. Eastern Time on that business day. Portfolio securities traded on the NYSE would be valued at their closing prices unless the investment adviser determines that a “fair value” adjustment is appropriate due to subsequent events occurring after an early close consistent with procedures approved by the Board.
O-AVIF-STATPRO-SUP-1